Principal Accounting Policies	12 Months Ended
Dec. 31, 2015
Principal Accounting Policies [Abstract]
Principal Accounting Policies

2. Principal Accounting Policies

(a) Basis of Presentation

The consolidated financial statements of the Group have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, the Affiliated Entities for which the Company is the primary beneficiary. Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power, has the power to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of board of directors, or has the power to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

A VIE is an entity in which the Company, or its subsidiary, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with, ownership of the entity, and therefore the Company or its subsidiary is the primary beneficiary of the entity. All significant transactions and balances among the Company, its subsidiaries and the Affiliated Entities have been eliminated upon consolidation.

To comply with PRC laws and regulations that restrict foreign equity ownership of companies that operate internet content, travel agency and air-ticketing services, the Company operates its website and engaged in such restricted services through Nanjing Tuniu and its subsidiaries. Nanjing Tuniu's equity interests are held by Dunde Yu, the Company's Chief Executive Officer, Haifeng Yan, the Company's Chief Operating Officer, and several other PRC citizens. On September 17, 2008, Beijing Tuniu, one of the Company's wholly foreign owned subsidiaries, entered into a series of agreements with Nanjing Tuniu and its shareholders. Pursuant to these agreements, Beijing Tuniu has the ability to direct substantially all the activities of Nanjing Tuniu, and absorb substantially all of the risks and rewards of the Affiliated Entities. As a result, the Company is the primary beneficiary of Nanjing Tuniu, and has consolidated the Affiliated Entities.

Contractual arrangements

On September 17, 2008, Beijing Tuniu entered into a series of contractual agreements with Nanjing Tuniu and its shareholders. The following is a summary of the agreements which allow the Company to exercise effective control over Nanjing Tuniu:

(1)    Purchase Option Agreement.

Under the purchase option agreement entered between Beijing Tuniu and the shareholders of Nanjing Tuniu on September 17, 2008, Beijing Tuniu has the irrevocable exclusive right to purchase, or have its designated person or persons to purchase all or part of the shareholders' equity interests in Nanjing Tuniu at RMB1,800 which was increased to RMB2,430 in March 2014. The option term remains valid for a period of 10 years and can be extended indefinitely at Beijing Tuniu's discretion. The purchase consideration was paid by Beijing Tuniu to the shareholders of Nanjing Tuniu shortly after the purchase option agreement was entered. On January 24, 2014, the Company amended and restated the purchase option agreement, and the effective term of the purchase option agreement has been changed to until all equity interests held in Nanjing Tuniu are transferred or assigned to Beijing Tuniu or its designated person or persons.

(2)    Equity Interest Pledge Agreement.

Under the equity interest pledge agreement entered between Beijing Tuniu and the shareholders of Nanjing Tuniu on September 17, 2008, the shareholders pledged all of their equity interests in Nanjing Tuniu to guarantee their performance of their obligations under the purchase option agreement. If the shareholders of Nanjing Tuniu breach their contractual obligations under the purchase option agreement, Beijing Tuniu, as the pledgee, will have the right to either conclude an agreement with the pledgor to obtain the pledged equity or seek payments from the proceeds of the auction or sell-off of the pledged equity to any person pursuant to the PRC law. The shareholders of Nanjing Tuniu agreed that they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests. During the equity pledge period, Beijing Tuniu is entitled to all dividends and other distributions made by Nanjing Tuniu. The equity interest pledge agreement remains effective until the shareholders of Nanjing Tuniu discharge all their obligations under the purchase option agreement, or Beijing Tuniu enforces the equity interest pledge, whichever is earlier.

(3)    Shareholders' Voting Rights Agreement.

Under the shareholders' voting rights agreement entered between Beijing Tuniu and the shareholders of Nanjing Tuniu on September 17, 2008, each of the shareholders of Nanjing Tuniu appointed Beijing Tuniu's designated person as their attorney-in-fact to exercise all of their voting and related rights with respect to their equity interests in Nanjing Tuniu, including attending shareholders' meetings, voting on all matters of Nanjing Tuniu, nominating and appointing directors, convene extraordinary shareholders' meetings, and other voting rights pursuant to the then effective articles of association. The shareholders' voting rights agreement will remain in force for an unlimited term, unless all the parties to the agreement mutually agree to terminate the agreement in writing or cease to be shareholders of Nanjing Tuniu.

(4)    Irrevocable Powers of Attorney.

Under the powers of attorney issued by the shareholders of Nanjing Tuniu on September 17, 2008, the shareholders of Nanjing Tuniu each irrevocably appointed Mr. Tao Jiang, a person designated by Beijing Tuniu, as the attorney-in-fact to exercise all of their voting and related rights with respect to their equity interests in Nanjing Tuniu. Each power of attorney will remain in force until the shareholders' voting rights agreement expires or is terminated. On January 24, 2014, the shareholders of Nanjing Tuniu issued powers of attorney to irrevocably appoint Beijing Tuniu as the attorney-in-fact to exercise all of their voting and related rights with respect to their equity interests in Nanjing Tuniu. These powers of attorney replaced the powers of attorney previously granted to Mr. Tao Jiang on September 17, 2008.

(5)    Cooperation Agreement.

Under the cooperation agreement entered between Beijing Tuniu and Nanjing Tuniu, Beijing Tuniu has the exclusive right to provide Nanjing Tuniu technology consulting and services related to Nanjing Tuniu's operations, which require certain licenses. Beijing Tuniu owns the exclusive intellectual property rights created as a result of the performance of this agreement. Nanjing Tuniu agrees to pay Beijing Tuniu a monthly service fee for services performed, and the monthly service fee shall not be lower than 100% of Nanjing Tuniu's profits generated from such cooperation, which equal revenues generated from such cooperation, after deducting the expenses it incurred. This agreement remains effective for an unlimited term, unless the parties mutually agree to terminate the agreement, one of the parties is declared bankrupt or Beijing Tuniu is not able to provide consulting and services as agreed for more than three consecutive years because of force majeure. On January 24, 2014, the Company amended and restated the Cooperation Agreement. In the amended and restated agreement, the service fee has been changed to a quarterly payment which equals the profits of each of Nanjing Tuniu and its subsidiaries, and that Beijing Tuniu can adjust the service fee at its own discretion. Also in the amended and restated Cooperation Agreement, Beijing Tuniu has the unilateral right to terminate the agreement.

In the years ended December 31, 2013, 2014 and 2015, the Company received service fees of RMB22,587, RMB20,535 and RMB42,367, respectively, from its consolidated Affiliated Entities,  which were eliminated on the consolidated financial statement.

Risks in relation to the VIE structure

The Group believes that each of the agreements and the powers of attorney under the contractual arrangements among Beijing Tuniu, Nanjing Tuniu and its shareholders is valid, binding and enforceable, and does not and will not result in any violation of PRC laws or regulations currently in effect. The legal opinion of Fangda Partners, which was the Company's PRC legal counsel, also supports this conclusion. The shareholders of Nanjing Tuniu are also shareholders, nominees of shareholders, or designated representatives of shareholders of the Company and therefore have no current interest in seeking to act contrary to the contractual arrangements. However, uncertainties in the PRC legal system could limit the Company's ability to enforce these contractual arrangements and if the shareholders of Nanjing Tuniu were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms.

The Company's ability to control Nanjing Tuniu also depends on the power of attorney Beijing Tuniu has to vote on all matters requiring shareholder approval in Nanjing Tuniu. As noted above, the Company believes this power of attorney is legally enforceable but it may not be as effective as direct equity ownership.

In addition, if the legal structure and contractual arrangements were found to be in violation of any existing PRC laws and regulations, the PRC government could:

●	levying fines or confiscate the Group's income;
●	revoke the Group's business or operating licenses;
●	require the Group to discontinue, restrict or restructure its operations;
●	shut down the Group's servers or block the Group's websites and mobile platform;
●	restrict or prohibit the use of the Group's financing proceeds to finance its business and operations in China; or
●	take other regulatory or enforcement actions against the Group that could be harmful to the Group's business

The imposition of any of these penalties may result in a material and adverse effect on the Group's ability to conduct the Group's business. In addition, the imposition of any of these penalties may cause the Group to lose the right to direct the activities of Nanjing Tuniu (through its equity interest in its subsidiaries) or the right to receive economic benefits from the Affiliated Entities. Therefore, a risk exists in that the Group would no longer be able to consolidate Nanjing Tuniu and its subsidiaries. On February 19, 2015, the PRC Ministry of Commerce (“MOFCOM”) published the draft Foreign Investment Law. If enacted as proposed, the Foreign Investment Law may cause the Group's VIE to be deemed as entities with foreign investment and as a result the Group's VIE and subsidiaries in which the VIE has direct or indirect equity ownership could become explicitly subject to the current restrictions on foreign investment that engaged in an industry on the negative list. If the enacted version of the foreign investment Law and the final negative list mandate further actions, such as MOFCOM market entry clearance or certain restructuring of corporate structure and operations to be completed by companies with existing VIE structure similar to the one described above, the Group will face substantial uncertainties as to whether these actions can be timely completed, or at all. As a result, the Group's operating result and financial condition may be adversely affected.

Summary financial information of the Affiliated Entities in the consolidated financial statements

As of December 31, 2015, the aggregate accumulated deficit of the Affiliated Entities was RMB1,348 million prior to intercompany elimination.

The following financial statement amounts and balances of the Affiliated Entities were included in the consolidated financial statements as of December 31, 2014 and 2015 and for the years ended December 31, 2013, 2014 and 2015:

	As of December 31,
	2014	2015
	RMB	RMB	US$ (Note 2(d))
ASSETS
Current assets
Cash and cash equivalents	102,356	376,883	58,181
Restricted cash	44,030	138,997	21,457
Short-term investments	100,000	499,402	77,094
Accounts receivable, net	8,645	116,669	18,011
Intercompany receivables	65,474	130,945	20,214
Prepayments and other current assets	566,731	1,402,919	216,573
Total current assets	887,236	2,665,815	411,530

Non-current assets
Property and equipment, net	22,600	72,582	11,205
Intangible assets, net	1,975	100,125	15,457
Goodwill	—	136,569	21,083
Other non-current assets	14,290	323,403	49,925
Total non-current assets	38,865	632,679	97,670
Total assets	926,101	3,298,494	509,200

LIABILITIES
Current liabilities
Accounts payable	373,464	1,036,226	159,966
Salary and welfare payable	66,075	123,071	18,999
Taxes payable	2,079	6,668	1,029
Advances from customers	638,803	1,223,313	188,847
Intercompany payable	52,114	1,263,100	194,989
Accrued expenses and other current liabilities	87,657	936,526	144,575
Total current liabilities	1,220,192	4,588,904	708,405
Non-current liabilities	—	39,750	6,136
Total liabilities	1,220,192	4,628,654	714,541

	For the Years Ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$ (Note 2(d))
Net revenues	1,937,485	3,736,473	7,755,914	1,197,307
Net loss	(39,597)	(128,299)	(1,051,691)	(162,353)
Net cash provided by/(used in) operating activities	161,148	(51,446)	(87,299)	(13,477)
Net cash provided by/(used in) investing activities	(201,058)	72,161	(1,374,894)	(212,247)
Net cash provided by financing activities	-	700	1,736,720	268,103

There were no pledges or collateralization of the Affiliated Entities' assets. Currently there is no contractual arrangement that could require the Company to provide additional financial support to the Affiliated Entities. As the Company is conducting its business mainly through the Affiliated Entities, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Under the contractual arrangements with Nanjing Tuniu and through its equity interest in its subsidiaries, the Group has the power to direct the activities of the Affiliated Entities and direct the transfer of assets out of the Affiliated Entities. Therefore, the Group considers that there are no assets of the Affiliated Entities that can be used only to settle their obligations. As the consolidated Affiliated Entities are each incorporated as a limited liability company under the PRC Company Law, the creditors do not have recourse to the general credit of the Company for all of the liabilities of the consolidated Affiliated Entities.

Liquidity

The Group's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Group incurred net losses of approximately RMB79,632, RMB447,858 and RMB1,459,379 in the years ended December 31, 2013, 2014 and 2015, respectively. Net cash provided by / (used in) operating activities was approximately RMB116,736 and RMB(271,102) and RMB(514,735) for the years ended December 31, 2013, 2014 and 2015, respectively. Accumulated deficit was RMB405,580, RMB869,044 and RMB2,328,423 as of December 31, 2013, 2014 and 2015, respectively. As of December 31, 2015, the Group had net current assets and management believes that the Group's available cash, cash equivalents, short-term investments and cash generated from operations will be sufficient to meet working capital requirements and capital expenditures in the ordinary course of business for the next twelve months.

(c) Use of Estimates

The preparation of the Group's consolidated financial statements in conformity with the U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities. Actual results could differ materially from those estimates. Significant accounting estimates reflected in the Group's consolidated financial statements mainly include revenue recognition, estimating useful lives and impairment for property and equipment, impairment for goodwill and other acquired intangible assets, the purchase price allocation, fair value of noncontrolling interests and contingent considerations with respect to business combinations, losses due to committed tour reservations, the valuation allowance for deferred tax assets, the determination of uncertain tax positions.

(d) Functional Currency and Foreign Currency Translation

The Group uses Renminbi (“RMB”) as its reporting currency. The functional currency of the Company and its subsidiaries incorporated outside of PRC is the United States dollar (“US$”), while the functional currency of the PRC entities in the Group is RMB as determined based on ASC 830, Foreign Currency Matters.

Transactions denominated in other than the functional currencies are re-measured into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. The resulting exchange differences are included in the consolidated statements of comprehensive loss as foreign exchange gains / losses.

Assets and liabilities of the Company and its subsidiaries incorporated outside of PRC are translated into RMB at fiscal year-end exchange rates. Income and expense items are translated at average exchange rates prevailing during the respective fiscal years. Translation adjustments arising from these are reported as foreign currency translation adjustments and are shown as a component of accumulated other comprehensive income or loss in the consolidated statement of changes in shareholders' equity/(deficit).

The unaudited United States dollar amounts disclosed in the accompanying financial statements are presented solely for the convenience of the readers. Translations of amounts from RMB into US$ for the convenience of the reader were calculated at the rate of US$1.00 = RMB 6.4778 on December 31, 2015, as set forth in H.10 statistical release of the Federal Reserve Board. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2015, or at any other rate.

(e) Fair Value Measurement

The Group defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

The established fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs may be used to measure fair value include:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Group's financial instruments include cash and cash equivalents, short-term investments, accounts receivable, accounts payable, advances from customers, and certain accrued liabilities and other current liabilities. The carrying values of these financial instruments approximated their fair values due to the short-term maturity of these instruments.

(f) Cash and Cash Equivalents

Cash and cash equivalents represent cash on hand and demand deposits placed with banks, other financial institutions and Alipay, a third party payment processor, which are unrestricted as to withdrawal or use.

(g) Restricted Cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group's restricted cash mainly represents (i) cash deposits required by tourism administration departments as a pledge to secure travelers' rights and interests, (ii) cash deposits required by China Insurance Regulatory Commission for engaging in insurance agency or brokering activities, (iii) the secured deposits held in designated bank accounts for issuance of bank acceptance and letter of guarantee, and required by the Group's business partners.

(h) Short-term Investments

Short-term investments are comprised of investments in financial products issued by banks or other financial institutions, which contain a fixed or variable interest rate and with original maturities between three months and one year. Such investments are generally not permitted to be redeemed early or are subject to penalties for redemption prior to maturity. Given the short-term nature, the carrying value of short-term investments approximates their fair value. There was no other-than-temporary impairment of short-term investments for the years ended December 31, 2013, 2014 and 2015.

(i) Accounts Receivable, net

The Group's accounts receivable mainly consist of amounts due from the corporate customers,travel agents,  insurance companies and travel boards or bureaus, which are carried at the original invoice amount less an allowance for doubtful accounts. The Group reviews the accounts receivable on a periodic basis and makes allowances when there is doubt as to the collectability of individual balances. The Group evaluates the collectability of accounts receivable considering many factors including reviewing accounts receivable balances, historical bad debt rates, payment patterns, counterparties' credit worthiness and financial conditions, and industry trend analysis. No allowance for doubtful accounts was provided as of December 31, 2014 and 2015 as the Group believes that it is probable the accounts receivable will be fully collected.

(j) Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and impairment if applicable. Property and equipment are depreciated over the estimated useful lives on a straight-line basis. The estimated useful lives are as follows:

Category	Estimated useful life
Computers and equipment	3 years
Buildings	16 - 17 years
Furniture and fixtures	3 - 5 years
Vehicles	3 - 5 years
Software	5 years
Leasehold improvements	Over the shorter of the lease term or the estimated useful life of the asset 1 – 9 years

Construction in progress represents leasehold improvements under construction or being installed and is stated at cost. Cost comprises original cost of property and equipment, installation, construction and other direct costs. Construction in progress is transferred to leasehold improvements and depreciation commences when the asset is ready for its intended use.

Gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of comprehensive loss.

(k) Capitalized Software Development Cost

The Group has capitalized certain direct development costs associated with internal-used software in accordance with ASC 350-40, Internal-use software, which requires the capitalization of costs relating to certain activities of developing internal-use software that occur during the application development stage. Costs capitalized mainly include payroll and payroll-related costs for employees who devoted time to the internal-use software projects during the application development stage. Capitalized internal-use software costs are stated at cost less accumulated amortization and the amount is included in “property and equipment, net” on the consolidated balance sheets, with an estimated useful life of five years. Software development cost capitalized amounted to RMB980, RMB6,837 and RMB7,572 for the years ended December 31, 2013, 2014 and 2015, respectively. Costs capitalized mainly include payroll and payroll-related costs for employees who are directly associated with and who devoted time to the internal-use software projects during the application development stage. The amortization expense for capitalized software costs amounted to RMB74, RMB727 and RMB2,212 for the years ended December 31, 2013, 2014 and 2015, respectively. The unamortized amount of capitalized internal use software development costs was RMB12,376 as of December 31, 2015.

(l) Business combination

U.S. GAAP requires that all business combinations not involving entities or businesses under common control be accounted for under the purchase method. The Group has adopted ASC 805 “Business Combinations”, and the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred and equity instruments issued. The transaction costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of the (i) the total of cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statements of operations and comprehensive income.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to forecast the future cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity's current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although management believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

A noncontrolling interest is recognized to reflect the portion of a subsidiary's equity which is not attributable, directly or indirectly, to the Company. Consolidated net income on the consolidated statements of operations and comprehensive income includes the net income (loss) attributable to noncontrolling interests when applicable. The cumulative results of operations attributable to noncontrolling interests are also recorded as noncontrolling interests in the Company's consolidated balance sheets. Cash flows related to transactions with noncontrolling interests are presented under financing activities in the consolidated statements of cash flows when applicable.

(m) Intangible Assets

Intangible assets purchased are recognized and measured at cost upon acquisition and intangible assets arising from acquisitions of subsidiaries are recognized and measured at fair value upon acquisition. The Company's purchased intangible assets include computer software, which are amortized on a straight-line basis over their estimated useful lives 3 years. Separately intangible assets arising from acquisitions consist of trade names, customer relationship, software, non-compete agreements, travel licenses insurance agency license and business cooperation agreement with JD.com Inc., which are amortized on a straight-line basis over their estimated useful lives of 3.5 to 20 years. The estimated life of intangible assets subject to amortization is reassessed if circumstances occur that indicate the life has changed. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. No impairment of intangible assets was recognized for the years ended December 31, 2013, 2014 and 2015.

(n) Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable assets and liabilities acquired in business combinations. Goodwill is not amortized, but tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired.

The Group adopted Accounting Standards Update (“ASU”) 2011-08, Intangibles—Goodwill and Other (Topic 350). This accounting standard gives the Group an option to first assess qualitative factors to determine whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, goodwill is then tested following a two-step process. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying amount of a reporting unit's goodwill. The fair value of each reporting unit is determined by the Group using the expected present value of future cash flows. The key assumptions used in the calculation include the long-term growth rates of revenue and gross margin, working-capital requirements and discount rates. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination, with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Management performs its annual goodwill impairment test on October 1.

No impairment loss was recognized for the year ended December 31, 2015.

(o) Impairment of long-lived assets

The Group evaluates its long-lived assets and finite lived intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Group measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group recognizes an impairment loss equal to the difference between the carrying amount and fair value of these assets. No impairment of long-lived assets was recognized during the years ended December 31, 2013, 2014 and 2015.

(p) Advances from Customers

Customers pay in advance to purchase travel services. Cash proceeds received from customers are initially recorded as advances from customers and are recognized as revenues when revenue recognition criteria are met.

(q) Revenue Recognition

The Group's revenue is primarily derived from sales of organized tours and self-guided tours, and other service fees. Revenue is recognized when the following criteria are met: persuasive evidence of an arrangement exists, the sales price is fixed or determinable, service has been provided, and collectability is reasonably assured in accordance with ASC 605, Revenue Recognition.

Organized tours: Substantially all of revenue from organized tours is recognized on a gross basis, as the Group is the primary obligor in the arrangement and bears the risks and rewards, including the customer's acceptance of services delivered. Such commitments are made in the contract the Group enters with its customers. Even though the Group does not generally assume the substantive inventory risk before customers place an order, the Group is the party retained by and paid by its customers, and the Group is responsible for (and solely authorized to) refunding customers their payments in situations of customer disputes. Further, the Group independently selects travel service suppliers, and determines the prices charged to customers and paid to its travel suppliers. Revenue from organized tours is recognized when the tours end as service rendering is only considered completed upon conclusion of the entire organized tour.

Self-guided tours: Revenue from self-guided tours is recognized on a net basis, representing the difference between what the Group receives from its customers and the amounts due to its travel suppliers. In the self-guided tour arrangements, the Group generally does not assume substantive inventory risk, has limited involvement in determining the service, and provides limited additional services to customers. Suppliers are responsible for all aspects of providing the air transportation and hotel accommodation, and other travel-related services. As such, the Group concludes that it is an agent for the travel service providers in these transactions and revenues are reported on a net basis. Revenue from self-guided tours is recognized when the tours end as commissions are not earned until this time according to the contractual arrangements the Group entered into with its travel suppliers.

Other revenues: Other revenues primarily comprise revenues generated from service fees received from insurance companies, other travel-related services, such as sales of tourist attraction tickets and visa processing services, fees for advertising services that the Group provide primarily to domestic and foreign tourism boards and bureaus, commission fees for hotel reservation and air-ticketing and service fees for financial services. Revenue is recognized when the services are rendered or when the tickets are issued.

The Group does not recognize revenue if customer refunds are warranted due to customer satisfaction issues or other reasons, which is generally known at the end of each tour when revenues are recognized. In the event of tour cancellation by customers, the liability associated with prepayments received from customers remains on the Group's consolidated balance sheets until refunds are issued.

The Group commenced the financial services in 2015. Certain domestic financial assets exchanges (the "Exchange") and trust companies offered the yield enhancement products through the Group's online platform and the Group charged these companies for the commission fees which were recorded as other revenue upon the delivery of service. For the year ended December 31, 2015, the commission revenue was immaterial.

In addition, the Group purchased the yield enhancement products with maturities ranged from three months to two years from the Exchanges and trust companies and split all of the products into new yield enhancement products with lower yield rate and shorter maturities within one year, which were offered to the individual investors through the Group's online platform. As of December 31, 2015, RMB407,487 of yield enhancement products purchased by the Group with maturities within one year was recorded as other current assets (see Note 6), and RMB300,267 with the maturities over one year was recorded as other non-current assets (see Note 10). The interest revenue of RMB8,740 was recorded as other revenue for the year ended December 31, 2015. As of December 31, 2015, RMB589,151 of yield enhancement products held by the individual investors with maturities within one year was recorded as accrued expenses and other current liabilities (see Note 11). The interest cost of RMB8,082 was recorded as cost of revenue for the year ended December 31, 2015.

Customer incentives

From time to time customers are offered coupons, travel vouchers, membership points, or cash rewards as customer incentives. The Group accounts for these customer incentives in accordance with ASC 605-50, Customer Payments and Incentives. For coupons and travel vouchers offered where prior purchase is not required, the Group accounts for them as a reduction of revenue when revenue is recognized. The Group assessed coupons and travel vouchers offered to customers as part of a current purchase that give customers a right, but do not obligate customers to make future purchases, and concluded the discounts offered are insignificant; as such, no deferral of revenue is considered necessary.

For membership points earned by customers as part of the customer reward program which provides travel awards upon point redemption, the Group estimates the incremental costs associated with the Group's future obligation to its customers, and records them as sales and marketing expense in the consolidated statements of comprehensive loss. Unredeemed membership points are recorded in other current liabilities in the consolidated balance sheets. Cash rewards earned by customers are recorded as a reduction to revenue, with corresponding unclaimed amount recorded in other current liabilities. The Group estimate liabilities under the customer loyalty program based on accumulated membership points and cash rewards, and the estimate of probability of redemption in accordance with the historical redemption pattern. The actual expenditure may differ from the estimated liability recorded. Prior to April 2015, the Group recorded estimated liabilities for all points earned by customers as the Group did not have sufficient historical information to determine point forfeitures or breakage. The Group, with accumulated knowledge on membership points and cash rewards redemption and expiration, began to apply historical redemption rates in estimating the costs of points earned from May 2015 onwards. As of December 31, 2014 and 2015, liabilities recorded related to membership points and cash rewards are, RMB14,764 and RMB34,633,respectively.

Business and related taxes

The Group is subject to business and related taxes on services provided in the PRC at applicable rates, which are recorded as a reduction of revenues.

(r) Cost of Revenues

Cost of revenues mainly consists of costs to suppliers of organized tours, and salaries and other compensation-related expenses related to the Group's tour advisors, customer services representatives, and other personnel related to tour transactions, and other expenses directly attributable to the Group's principal operations, primarily including payment processing fees, telecommunication expenses, rental and depreciation expense.

Committed tour reservations

In order to secure availabilities of organized tours and self-guided tours during peak seasons such as holiday periods, the Group may enter into certain contractual commitments with suppliers to reserve tours for selected destinations. The Group is required to pay a deposit to ensure tour availabilities, and such prepayment is record in prepayments and other current assets on the consolidated balance sheets. Some of these contractual commitments are non-cancellable, and to the extent the reserved tours are not sold to customers, the Group would be liable to pay suppliers a pre-defined or negotiated penalty, thereby assuming inventory risks. Management estimates losses of the committed tour reservations on a periodic basis based on contractual terms and historical experience, and record such losses in the period the loss is considered probable. For the years ended December 31, 2013, 2014 and 2015, losses recorded in “cost of revenues” in the consolidated statements of comprehensive loss amounted to RMB6,682, RMB4,134 and RMB17,780, respectively.

(s) Advertising Expenses

Advertising expenses, which primarily consist of online marketing expense and brand marketing expenses through various forms of media, are recorded in sales and marketing expenses as incurred.  Advertising expense were RMB103,142, RMB379,205 and RMB899,015 for the years ended December 31, 2013, 2014 and 2015, respectively.

(t) Research and Product Development Expenses

Research and product development expenses include salaries and other compensation-related expenses to the Group's research and product development personnel, as well as office rental, depreciation and related expenses and travel-related expenses for the Group's research and product development team. The Group recognizes software development costs in accordance with ASC 350-40 “Software—internal use software”. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development, and costs that are associated with repair or maintenance of the existing websites or software for internal use. Certain costs associated with developing internal-use software are capitalized when such costs are incurred within the application development stage of software development (see Note 2(k)).

(u) Leases

A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified as an operating lease. All leases of the Group are currently classified as operating leases. When a lease contains rent holidays or requires fixed escalations of the minimum lease payments, the Group records the total rental expense on a straight-line basis over the lease term and the difference between the straight-line rental expense and cash payment under the lease is recorded as deferred rent liabilities. As of December 31, 2014 and 2015, deferred rent of RMB4,244 and RMB16,741 were recorded as current liabilities and RMB22,278 and RMB18,035 were recorded as non-current liabilities, respectively.

(v) Share-based Compensation

The Company applies ASC 718, “Compensation — Stock Compensation” to account for its share-based compensation program. In accordance with the guidance, the Company determines whether a share-based award should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated using the binominal option pricing model. Share-based compensation expenses are recorded net of an estimated forfeiture rate over the service period using the straight-line method.

The Company's 2008 Incentive Compensation Plan allows the plan administrator to grant options and restricted shares to the Company's employees, directors, and consultants. The plan administrator is the Company's board of directors or a committee appointed and determined by the board. The board may also authorize one or more officers of the Company to grant awards under the plan. Under the 2008 Incentive Compensation Plan, options granted to employees vest upon satisfaction of a service condition, which is generally satisfied over four years. Additionally, the incentive plan provides an exercisability clause where employees can only exercise vested options upon the occurrence of the following events: (i) after the Company's ordinary shares has become a listed security, (ii) in connection with or after a triggering event (defined as a sale, transfer, or disposition of all or substantially all of the Company's assets, or a merger, consolidation, or other business combination transaction), or (iii) if the employee obtains all necessary governmental approvals and consents required. Options for which the service condition has been satisfied are forfeited should employment terminate three months prior to the occurrence of an exercisable event, which substantially creates a performance condition. This performance condition was met upon completion of the Company's initial public offering, and the associated share-based compensation expense for awards vested as of that date were recognized on May 9, 2014.

In April 2014, the Company adopted the 2014 Share Incentive Plan, which contains no such exercisability clause. For detail of the 2014 Share Incentive Plan, please refer to Note 14 of the consolidated financial statements.

The Group recognized share-based compensation expense of RMB65,143 in the year ended December 31, 2015, which was classified as follows:

	For the Years Ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$ (Note 2(d))
Cost of revenue	—	800	784	121
Research and product development	—	1,972	3,538	546
Sales and marketing	—	857	1,136	175
General and administrative	—	35,544	59,685	9,214
Total	—	39,173	65,143	10,056

(w) Income Taxes

Current income taxes are provided on the basis of net income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using the liability method. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in the interim condensed consolidated statements of comprehensive loss in the period of change. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

Uncertain tax positions

The guidance prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance also provides for the derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Group's uncertain tax positions and determining its provision for income taxes. As of December 31, 2014 and 2015, the Group did not have any significant unrecognized uncertain tax positions or any interest or penalties associated with tax positions.

In order to assess uncertain tax positions, the Group applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

(x) Employee Benefits

Full-time employees of the Group in the PRC are entitled to welfare benefits including pension, work-related injury benefits, maternity insurance, medical insurance, unemployment benefit and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of employees' salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. The Group recorded employee benefit expenses of RMB24,058, RMB50,617 and RMB131,291 for the years ended December 31, 2013, 2014 and 2015, respectively.

(y) Government Subsidies

Government subsidies are cash subsidies received by the Group's entities in the PRC from provincial and local government authorities. The government subsidies are granted from time to time at the discretion of the relevant government authorities. These subsidies are granted for general corporate purposes and to support the Group's ongoing operations in the region. Cash subsidies are recorded in other operating income on the consolidated statements of comprehensive loss when received and when all conditions for their receipt have been satisfied. The Group recognized government subsidies of RMB1,689, RMB6,902 and RMB12,175 in the years ended December 31, 2013, 2014 and 2015, respectively.

(z) Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two-class method. Under the two-class method, net income is allocated between ordinary shares and other participating securities based on their participating rights. Net loss is not allocated to other participating securities if based on their contractual terms they are not obligated to share in the losses. Diluted earnings (loss) per share is calculated by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of shares issuable upon the conversion of the preferred shares using the if-converted method, and shares issuable upon the exercise of share options using the treasury stock method. Ordinary equivalent shares are not included in the denominator of the diluted loss per share calculation when inclusion of such shares would be anti-dilutive. The preferred shares have been converted into ordinary shares upon the completion of the Group's initial public offering (“IPO”) in May 2014. Except for voting rights, Class A and Class B shares have all the same rights and therefore the Group has elected not to use the two-class method.

(aa) Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity of the Group during a period arising from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders. Comprehensive income or loss is reported in the consolidated statements of comprehensive loss. Accumulated other comprehensive income (loss), as presented on the accompanying consolidated balance sheets, consists of accumulated foreign currency translation adjustments.

(ab) Segment Reporting

In accordance with ASC 280, Segment Reporting, the Group's chief operating decision maker, the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole and hence, the Group has only one reportable segment.

The Group does not distinguish between markets or segments for the purpose of internal reporting. The Group's long-lived assets are substantially all located in the PRC and substantially all the Group's revenues are derived from within the PRC, therefore, no geographical segments are presented.

(ac) Recently Issued Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern” (“ASU 2014-15”)., which provides guidance on determining when and how reporting entities must disclose going-concern uncertainties in their financial statements. The new standard requires management to perform interim and annual assessments of an entity's ability to continue as a going concern within one year of the date of issuance of the entity's financial statements (or within one year after the date on which the financial statements are available to be issued, when applicable). Further, an entity must provide certain disclosures if there is “substantial doubt about the entity's ability to continue as a going concern.” The ASU is effective for annual periods ending after December 15, 2016, and interim periods thereafter; early adoption is permitted. The Group is in the process of evaluating the impact of adopting this guidance.

In January 2015, the FASB issued ASU No. 2015-01, “Income Statement—Extraordinary and Unusual Items” (“ASU 2015-01”) to eliminate from U.S. GAAP the concept of an extraordinary item, which is an event or transaction that is both (1) unusual in nature and (2) infrequently occurring. Under the ASU, an entity will no longer (1) segregate an extraordinary item from the results of ordinary operations; (2) separately present an extraordinary item on its income statement, net of tax, after income from continuing operations; or (3) disclose income taxes and earnings-per-share data applicable to an extraordinary item. The ASU is effective for annual and interim periods beginning after December 15, 2015 and early adoption is permitted. This guidance will not have material impact on the Group's financial position, results of operations or cash flows.

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis” (“ASU 2015-02”). ASU 2015-02 focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. The ASU simplifies consolidation accounting by reducing the number of consolidation models from four to two. In addition, the new standard simplifies the FASB Accounting Standards Codification and improves current guidance by: (i) placing more emphasis on risk of loss when determining a controlling financial interest; (ii) reducing the frequency of the application of related-party guidance when determining a controlling financial interest in a VIE; and (iii) changing consolidation conclusions for public and private companies in several industries that typically make use of limited partnerships or VIEs. The ASU is effective for annual and interim periods beginning after December 15, 2015, and early adoption is permitted, including adoption in an interim period. The Group is in the process of evaluating the impact of adopting this guidance.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”), which amends the existing accounting standards for revenue recognition. In August 2015, the FASB issued ASU No. 2015-14, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2015-14”): Deferral of the Effective Date, which delays the effective date of ASU 2014-09 by one year. Therefore, the effective date of ASU No, 2014-09 for public business entities is for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The FASB also agreed to allow entities to choose to adopt the standard as of the original effective date. The Group is in the process of evaluating the impact of adopting this guidance.

In September 2015, the FASB issued ASU No. 2015-16, “Business Combinations (Topic 805): Simplifying the Accounting for Measurement Period Adjustments” (“ASU 2015-16”). This ASU requires that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. Prior to the issuance of the ASU, entities were required to retrospectively apply adjustments made to provisional amounts recognized in a business combination. The ASU is effective for annual and interim periods beginning after December 15, 2015, and early adoption is permitted. The Group has early adopted ASU 2015-16 in 2015.

In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes”(“ASU 2015-17”), which simplifies the presentation of deferred income taxes by requiring deferred tax assets and liabilities be classified as noncurrent on the balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2016 and early adoption is permitted. The Group early adopted the new standard on a retrospective basis as of December 31, 2015. The early adoption has no impact on the consolidated financial statements as there was a fully valuation allowance on the deferred tax assets.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall (Subtopic 825-10): “Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”) which amends the guidance in U.S. GAAP on the classification and measurement of financial instruments. Although the ASU retains many current requirements, it significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU also amends certain disclosure requirements associated with the fair value of financial instruments. The ASU is effective for annual and interim periods beginning after December 15, 2017. The Group is in the process of evaluating the impact of adopting this guidance.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)”(“ASU 2016-02”), which requires lessees to recognize assets and liabilities for all leases with lease terms of more than 12 months on the balance sheet. Under the new guidance, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee will depend on its classification as a finance or operating lease. The ASU is effective for annual and interim periods beginning after December 15, 2018 and early adoption is permitted on a modified retrospective basis. The Group is in the process of evaluating the impact of adopting this guidance.